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                                                                   EXHIBIT 10.62

                                                           Call Option Agreement
                             New Focus Advertising Agency Acknowledgement Letter

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                              CALL OPTION AGREEMENT

      FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. (registered address: Room A72, 28 Floor, No.369, Jiangsu Road, Changning District, Shanghai), SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (registered address: Room 1003F, No. 1027, Changning Road, Changning District, Shanghai) (hereinafter the "PARTICIPATING SHAREHOLDERS" collectively), and SHANGHAI NEW FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (registered address: Room F-200, No. 111, Fengpu Avenue, Shanghai Industrial General Development Zone) (hereinafter the "NEW TARGET COMPANY"), as independent party, hereby agree to participate in the Call Option Agreement among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter "CALL OPTION AGREEMENT") dated March 28 2005. The Participating Shareholders hereby grant Focus Media Technology with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to 90% and 10% of the equity share of New Target Company held by them respectively (hereinafter "NEWLY INCREASE EQUITY SHARE"). Once this Acknowledgement Letter is executed by the Participating Shareholders and the New Target Company, the New Target Company and the Newly Increase Equity Share shall be the "Target Company" and "Option Equity" defined under the Call Option Agreement; and the Participating Shareholders and the New Target Company immediately make the same representations and warranties in respect to the New Target Company and relevant equity Call Option under the Call Option Agreement in respect to the defined Target Company and Call Option (which shall in relation to the Participating Shareholders and New Target Company, and shall be limited to those applicable to Participating Shareholders and New Target Company) and undertake the same obligations therein (which shall in relation to the Participating Shareholders and New Target Company, and shall be limited to those applicable to Participating Shareholders and New Target Company).

                                [EXECUTION PAGE]

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FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.
(CHOP)

Sign:  /s/ Jason Nanchun Jiang
      ----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(CHOP)

Sign: /s/ Jason Nanchun Jiang
      --------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI NEW FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(CHOP)

Sign: /s/ Jason Nanchun Jiang
      ---------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(CHOP)

Sign: /s/ Jason Nanchun Jiang
      ---------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

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